UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 25, 2019

NEOGENOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12701 Commonwealth Drive,	Suite 9,	Fort Myers,	Florida	33913
(Address of principal executive offices)				(Zip Code)
(239) 768-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock ($0.001 par value)	NEO	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

NeoGenomics, Inc. (the “Company”) announces that Lawrence M. Weiss, MD, age 63, has been appointed Chief Medical Officer effective November 25, 2019. Dr. Weiss has served the Company as Chief Scientific Officer since December 2018 and previously as Medical Director, Director of Pathology Services since March 2016. Prior to joining the Company, Dr. Weiss served at Clarient Diagnostic Services, Inc. as a Pathologist and subsequently as Laboratory Director from 2011 through 2016. Dr. Weiss received his B.S. and M.D. summa cum laude from the University of Maryland.

NeoGenomics Laboratories Inc., a wholly-owned subsidiary of the Company, and Dr. Weiss entered into a new Medical Services Agreement effective November 25, 2019 (the “MSA”), which replaces the Medical Services Agreement effective December 12, 2018, and which provides that Dr. Weiss’ base compensation shall be $600,000 per year. Dr. Weiss is also eligible to receive a performance-based bonus which is targeted at 40% of his base compensation upon completion of specific metrics established by the Company’s Chief Executive Officer and approved by the Company’s Board of Directors or the Compensation Committee of the Board for such fiscal year. Dr. Weiss is entitled to participate in all medical and other benefits that the Company has established for its independent contractors. If the MSA is terminated by the Company without cause, the Company agrees to continue to pay Dr. Weiss’ base compensation thereunder for a period of twelve months.

Dr. Weiss does not have any related party transactions or family relationships with the Company or any of the Company’s other officers or directors.

The foregoing summary of the MSA does not purport to be a complete statement of the terms of such document and is qualified in its entirety by reference to the full text of the document, a copy of which is being filed with this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Exhibits.

(d) Exhibits
10.1 Medical Services Agreement between NeoGenomics, Inc., and Lawrence Weiss, M.D., Inc., effective November 25, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

By:	/s/ Douglas M. VanOort
Douglas M. VanOort
Chairman and Chief Executive Officer
December 2, 2019